CRITICAL JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	6 Months Ended
Jun. 30, 2022
Accounting judgements and estimates [Abstract]
Critical Judgements, Estimates, Assumptions and Risks	Critical Judgements, Estimates, Assumptions and RisksThe judgments, estimates, assumptions and risks discussed here reflect updates from the 2021 Annual Financial Statements. For judgments, estimates, assumptions and risks related to other areas not discussed in these interim consolidated financial statements, please refer to Notes 3 and 28 of the 2021 Annual Financial Statements.
a) Provision for Environmental Rehabilitation (“PER”)
Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate and foreign exchange rates. The change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. We recorded a net decrease of $413 million (2021: $22 million net decrease) to the PER at our minesites for the three months ended June 30, 2022 and a net decrease of $439 million (2021: $239 million net decrease) for the six months ended June 30, 2022 primarily due to an increase in the discount rate.
Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions and are accounted for prospectively. In the fourth quarter of each year, our life of mine plans are updated and that typically results in an update to the rehabilitation provision.

b)    Pascua-Lama
The Pascua-Lama project received $395 million as at June 30, 2022 (December 31, 2021: $411 million) in value added tax (“VAT”) refunds in Chile relating to the development of the Chilean side of the project. Under the current arrangement, this amount must be repaid if the project does not evidence exports for an amount of $3,538 million within a term that expires on December 31, 2026, unless extended. On July 11, 2022, the Chilean government proposed changes to Chilean law that may affect the status of these refunds and therefore could have an impact on this judgment.
In addition, we have recorded $42 million in VAT recoverable in Argentina as at June 30, 2022 (December 31, 2021: $48 million) relating to the development of the Argentinean side of the project. These amounts may not be fully recoverable if the project does not enter into production and are subject to foreign currency risk as the amounts are recoverable in Argentine pesos.

c)    Contingencies
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will be resolved only when one or more future events, not wholly within our control, occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. Refer to Note 17 for further details on contingencies.

d)    Covid-19
Barrick continues to work closely with our local communities on managing the impacts of the Covid-19 pandemic on our people and business. Our operations are not currently being impacted in any significant manner although we recognize the situation remains dynamic. We continue to monitor developments around the world.